UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2025

Opus Genetics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Davis Drive, Suite 220 Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

(248) 957-9024
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Registered Direct Offering

On November 5, 2025, Opus Genetics, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain affiliates of Perceptive Advisors LLC, Nantahala Capital Management, LLC and Balyasny Asset Management L.P. (collectively, the “Purchasers”), pursuant to which the Company agreed to issue and sell, in a registered direct offering (the “Offering”), an aggregate of (i) 3,827,751 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share ( “Common Stock”), to the Purchasers and (ii) pre-funded warrants to purchase 7,177,033 shares of Common Stock (the “Pre-Funded Warrants” and, together with the Shares, the “Securities”) to certain of the Purchasers who have elected to receive them in lieu of additional shares of Common Stock The offering price of each Share is $2.09 per share and the offering price of each Pre-Funded Warrant is $2.0899, which is equal to the offering price per Share, minus $0.0001, the exercise price of the Pre-Funded Warrant. The gross proceeds to the Company from the Offering are expected to be approximately $23.0 million, before deducting offering expenses payable by the Company. The Company will receive nominal proceeds, if any, from the exercise of the Pre-Funded Warrants.

The Offering is expected to close on or about November 7, 2025, subject to the satisfaction of customary closing conditions. The Company currently plans to use the net proceeds from the Offering from this offering to advance its LCA5 and BEST-1 gene therapy clinical programs, as well as for working capital and general corporate purposes.

The Securities are being offered directly to the Purchasers without a placement agent or underwriter, and the Company is not paying underwriting discounts or commissions in connection with the Offering.

The Offering (including the shares of Common Stock issuable from time to time upon exercise of the Pre-Funded Warrants) was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-276462) filed with the Securities and Exchange Commission on January 10, 2024, including the prospectus dated January 23, 2024 contained therein, as the same has been supplemented.

The Purchase Agreement contains customary representations, warranties and covenants by the Company and the Purchasers, customary closing conditions and other terms and conditions typical for transactions of this type. The Purchase Agreement also includes indemnification obligations of the Company, including with respect to liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), as well as customary termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates, were made solely for the benefit of the parties to the agreement and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the form of Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Terms of the Pre-Funded Warrants

The Pre-Funded Warrants were issued pursuant to a pre-funded common stock purchase warrant (the “Form of Pre-Funded Warrant”). Each Pre-Funded Warrant offered has an exercise price of $0.0001 per share of Common Stock, is immediately exercisable and is exercisable at any time until exercised in full. The exercise prices and numbers of shares of Common Stock issuable upon exercise are subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting the Common Stock.

A holder may not exercise a Pre-Funded Warrant if, after giving effect to such exercise, the holder (together with its affiliates) would beneficially own (as determined in accordance with the terms of the Pre-Funded Warrants) more than 4.99% (or, at the election of the holder, 9.99%) of the outstanding Common Stock immediately after giving effect to the exercise.

In the event of a “fundamental transaction,” as defined in the Form of Pre-Funded Warrant, the holders of the Pre-Funded Warrants will be entitled to receive upon exercise of the Pre-Funded Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the Pre-Funded Warrants immediately prior to such fundamental transaction.

The Form of Pre-Funded Warrant is filed as Exhibit 4.1 hereto and is incorporated by reference into this Current Report on Form 8-K, and the foregoing description of the terms of the Pre-Funded Warrants is qualified in its entirety by reference to the full text of such exhibit.

Item 8.01	Other Events.

A copy of the opinion of Sidley Austin LLP, counsel to the Company, relating to the securities issued in the Offering is attached as Exhibit 5.1 to this report.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant.

5.1	Opinion of Sidley Austin LLP.

10.1	Securities Purchase Agreement, by and among Opus Genetics, Inc. and the Purchasers, dated November 5, 2025.

23.1	Consent of Sidley Austin LLP (contained in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, the intended use of proceeds of the Offering and other statements relating to the Offering. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “designed”, “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “should,”, “strive”, “target,” “will,” “would,” or the negative thereof and similar words and expressions. Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to the Company. Such statements are neither promises nor guarantees, and involve a number of known and unknown risks, uncertainties and assumptions. Actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, without limitation, risks and uncertainties associated with the consummation of the Offering, uncertainties related to market conditions, the satisfaction of customary closing conditions, the completion of the Offering on the anticipated terms or at all, general economic conditions and other risks identified from time to time in the reports the Company files with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise any of the statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPUS GENETICS, INC.

Date: November 6, 2025	By:	/s/ Dr. George Magrath
	Name:	Dr. George Magrath
	Title:	Chief Executive Officer